March 10, 1997



                      PARADISE MUSIC & ENTERTAINMENT, INC.

                           Amendment to the Bonus Plan

     Notwithstanding anything to the contrary contained in the Company's existing bonus plan, bonuses will be accrued and become payable to Messrs. Loeffler, Small, Flynn and Doyle (the "Principal Officers") only to the extent that in any interim period the Company's financial statements prepared in accordance with GAAP reflect a minimum pre-tax profit of $10,000 per quarter (the "Minimum Profit"). To the extent this restriction limits the amount of the bonuses which would have been accrued or paid to the Principal Officers, their bonuses will be calculated as provided in the existing bonus plan and then prorated by whatever percentage is necessary to maintain the Company's Minimum Profit. At the end of any fiscal year the calculation of Minimum Profit will be cumulative such that the Principal Officers will be entitled following the end of the year to the maximum amount of bonuses that they would have otherwise been entitled to for the year such that the Minimum Profit was attained by the Company in each quarter.

     Any reduction in bonuses which comes as a result of this amendment through the end of the quarterly period ending on June 30, 1998 may be taken by the Principal Officers as non-interest bearing advances. However, all such advances must be repaid in full by the end of the fiscal year following the receipt by a Principal Officer of any such advances.

     Agreed and accepted as of the date first written above:

                                                         /s/ Brian Doyle
                                                       -------------------------
                                                         Brian Doyle

                                                         /s/ Richard J. Flynn
                                                       -------------------------
                                                         Richard J. Flynn


                                                       _________________________
                                                         John R. Loeffler


                                                       _________________________
                                                         Jonathan C. Small

                                                            March 10, 1997



                      PARADISE MUSIC & ENTERTAINMENT, INC.

                           Amendment to the Bonus Plan

     Notwithstanding anything to the contrary contained in the Company's existing bonus plan, bonuses will be accrued and become payable to Messrs. Loeffler, Small, Flynn and Doyle (the "Principal Officers") only to the extent that in any interim period the Company's financial statements prepared in accordance with GAAP reflect a minimum pre-tax profit of $10,000 per quarter (the "Minimum Profit"). To the extent this restriction limits the amount of the bonuses which would have been accrued or paid to the Principal Officers, their bonuses will be calculated as provided in the existing bonus plan and then prorated by whatever percentage is necessary to maintain the Company's Minimum Profit. At the end of any fiscal year the calculation of Minimum Profit will be cumulative such that the Principal Officers will be entitled following the end of the year to the maximum amount of bonuses that they would have otherwise been entitled to for the year such that the Minimum Profit was attained by the Company in each quarter.

     Any reduction in bonuses which comes as a result of this amendment through the end of the quarterly period ending on June 30, 1998 may be taken by the Principal Officers as non-interest bearing advances. However, all such advances must be repaid in full by the end of the fiscal year following the receipt by a Principal Officer of any such advances.

     Agreed and accepted as of the date first written above:


                                                       _________________________
                                                         Brian Doyle


                                                       _________________________
                                                         Richard J. Flynn

                                                         /s/ John R. Loeffler
                                                       -------------------------
                                                         John R. Loeffler

                                                         /s/ Jonathan C. Small
                                                       -------------------------
                                                         Jonathan C. Small